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                                                                   EXHIBIT (10j)

                                SECOND AMENDMENT
                                     TO THE
                   RUSSELL CORPORATION NON-EMPLOYEE DIRECTORS'
                                COMPENSATION PLAN

         The Russell Corporation Non-Employee Directors' Compensation Plan, effective August 1, 2000 and amended by a First Amendment thereto effective December 11, 2002 (the "Plan") is hereby amended effective February 10, 2004 as follows:

                                       I.

         Each of Sections 2.14, 2.15 and 2.16 of the Plan is hereby amended by replacing the words "Section 7.2(c)" with the words "Section 7.2(b)".

                                       II.

         Section 5.1 of the Plan is hereby amended by adding the following parenthetical following the words "pursuant to Article 7" in subpart (b):

         "(as permitted prior to February 10, 2004)"

                                      III.

         Section 5.6 of the Plan is hereby amended by deleting the words in the parenthetical and substituting in their place the following:

         "whether from an Annual Option Grant, which was a permitted form of payment prior to December 11, 2002, or pursuant to an Eligible Director's election pursuant to Article 7, which was a permitted form of payment prior to February 10, 2004"

                                       IV.

         Section 7.2 of the Plan is hereby amended as follows:

         The first paragraph of Section 7.2 is hereby amended to read as follows:

         "7.2 Alternative Forms of Payment. In lieu of receiving the Annual Fee in cash Quarterly Fee Installments as described in Section 7.1 above, an Eligible Director may elect in accordance with Section 7.3 to receive all or a portion of the Annual Fee in either or a combination of the following alternative forms of payment:"

         Subsection (b) (which is headed "Options") is hereby deleted in its entirety, and subsection (c) (headed "Deferred Shares") is hereby renumbered as subsection (b).

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                                       V.

         Section 7.3(a) of the Plan is hereby amended in its entirety to read as follows:

         "(a) An Eligible Director may elect with respect to any Election Year to receive all or a portion of the Annual Fee due in such Election Year in either or a combination of the alternative forms set forth in
         Section 7.2 above, by completing a form (the "Election Form") designating in increments of at least ten-percent (10%) the portion of the Annual Fee due in such Election Year that is subject to such election, identifying the alternative form of payment and, if applicable, the Deferral Date, and filing the Election Form with the Company's Secretary."

                                       VI.

         Section 11.1(b) of the Plan is hereby amended by deleting the word "Employee" and substituting the word "Eligible" in its place.

                                      VII.

         Except as otherwise provided herein, the Plan shall remain in full force and effect.

         Executed this 10th day of February, 2004.

                               RUSSELL CORPORATION

                               By: /s/ Floyd G. Hoffman
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